November 2025 Investor Presentation Contact: Allen Danzey CFO The Dixie Group Phone: 706-876-5865 allen.danzey@dixiegroup.com Exhibit 99.1

Forward Looking Statements The Dixie Group, Inc. • Statements in this presentation which relate to the future, are subject to risk factors and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements. Such factors include the levels of demand for the products produced by the Company. Other factors that could affect the Company’s results include, but are not limited to, raw material and transportation costs related to petroleum prices, the cost and availability of capital, and general economic and competitive conditions related to the Company’s business. Issues related to the availability and price of energy may adversely affect the Company’s operations. Additional information regarding these and other factors and uncertainties may be found in the Company’s filings with the Securities and Exchange Commission. • General information set forth in this presentation concerning market conditions, sales data and trends in the U.S. carpet and rug markets are derived from various public and, in some cases, non-public sources. Although we believe such data and information to be accurate, we have not attempted to independently verify such information. 2

Dixie History • 1920 • 1990’s • 2003 • 2003 • 2005 • 2012 • 2013 • 2014 • 2014 • 2016 • 2017 • 2018 • 2018 • 2019 • 2021 • 2022 • 2024 Began as Dixie Mercerizing in Chattanooga, TN Transitioned from textiles to floorcovering Refined focus on upper- end floorcovering market Launched Dixie Home - upper end residential line Launched modular tile carpet line – new product category Purchased Colormaster dye house and Crown Rugs Purchased Robertex - wool carpet manufacturing Purchased Atlas Carpet Mills – high-end commercial business Purchased Burtco - computerized yarn placement for hospitality Launched Calibré luxury vinyl flooring in Masland Contract Launched Stainmaster® LVF in Masland and Dixie Home Launched engineered wood in our Fabrica brand Unified Atlas and Masland Contract into single business unit Launched TRUCOR and TRUCOR Prime LVF in Dixie Home and Masland Sale of AtlasMasland Commercial Business Launched 1866 by Masland and Décor by Fabrica Celebrating the 50th Anniversary of the Fabrica Brand 3

Dixie Today • Commitment to brands in the upper-end residential market with strong growth potential. • Diversified customer base – Top 10 customers • 6.7% of sales – Top 100 customers • 24.5% of sales 4

Net Sales of Residential Products ($ shown in millions) 5 0 50 100 150 200 250 300 350 400 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Residential Product Net Sales

Dixie Group Business Drivers 6 • The residential flooring market is driven by remodeling, existing home sales and new construction of single family and multifamily housing. • Our residential business plays primarily in the mid to high end residential replacement segment, dependent upon consumer confidence, the health of the stock market and interest rates.

Market Data Industry Sales in $ Industry Sales in Units US Existing Home Sales Mortgage Rates Comparative industry sales data for the first nine months of the year over the last five years show sales down 27.6% in dollars and 28.3% in units. Existing home sales, affected by rising mortgage rates, are down significantly from the strong activity in 2022. Data is for the first nine months of each year Data is for the first nine months of each year $- $1,000,000 $2,000,000 $3,000,000 $4,000,000 2021 2022 2023 2024 2025 -27.6% - 100,000 200,000 300,000 400,000 500,000 2021.Q3 2022.Q3 2023.Q3 2024.Q3 2025.Q3 -28.3%

Remodeling Activity 8

2024 U.S. Flooring Manufacturers Source: Floor Focus - Flooring includes sales of carpet, rugs, ceramic floor tile, wood, laminate, resilient and rubber 9 Flooring Market % Flooring $ in millionsFlooring Manufacturers 21.6% 5,234Shaw (Berkshire Hathaway) 19.1% 4,648Mohawk (MHK) 6.1% 1,477Engineered Floors 5.8% 1,408MSI 3.3% 799Mannington 44.1%10,722Imports & All Others 100.0%24,288Total

Carpet Trends – Independent Floor Covering Retailers The Dixie Group as Compared to the Industry Independent Floor Covering Retailers excludes big box stores and business related to multi- family housing and new home construction. This most closely represents the area Dixie competes in. 10

GROWTH INITIATIVES Decorative/TDG Retail Soft/Industry (Residential Replacement) 11 -25.0% -20.0% -15.0% -10.0% -5.0% 0.0% 5.0% 10.0% 15.0% 20.0% 2022.Q1 2022.Q2 2022.Q3 2022.Q4 2023.Q1 2023.Q2 2023.Q3 2023.Q4 2024.Q1 2024.Q2 2024.Q3 2024.Q4 Decorative / TDG Retail Soft / Industry (Res Replacement) Decorative TDG Retail Soft Residential Replacement

GROWTH INITIATIVES PET/TDG Retail Soft/Industry (Residential Replacement) 12 -30.0% -20.0% -10.0% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 2022.Q1 2022.Q2 2022.Q3 2022.Q4 2023.Q1 2023.Q2 2023.Q3 2023.Q4 2024.Q1 2024.Q2 2024.Q3 2024.Q4 PET / TDG Retail Soft / Industry (Res Replacement) TDG Retail Soft Residential Replacement PET

Market Share 13 Sales by The Dixie Group as a percent of the estimated total residential market 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% Q 1 20 09 Q 3 20 09 Q 1 20 10 Q 3 20 10 Q 1 20 11 Q 3 20 11 Q 1 20 12 Q 3 20 12 Q 1 20 13 Q 3 20 13 Q 1 20 14 Q 3 20 14 Q 1 20 15 Q 3 20 15 Q 1 20 16 Q 3 20 16 Q 1 20 17 Q 3 20 17 Q 1 20 18 Q 3 20 18 Q 1 20 19 Q 3 20 19 Q 1 20 20 Q 3 20 20 Q 1 20 21 Q 3 20 21 Q 1 20 22 Q 3 20 22 Q 1 20 23 Q 3 20 23 Q 1 20 24 Q 3 20 24 Q 1 20 25 Q 3 20 25 Residential Soft Surface Market Share

Industry Positioning The Dixie Group • Strategically our business is driven by our relationship to the upper-end consumer and the design community • This leads us to: – Have a sales force that is attuned to design and customer solutions – Be a “product driven company” with an emphasis on beautiful and trend setting styles, colors, and designs – Be quality focused with a reputation for building excellent products and standing behind what we make – And, unlike most of the industry, not manufacturing driven 14

Dixie Group High-End Residential Sales All Brands 15 Sales by Brand for Q3 2025 Trailing Twelve Months

Dixie Group High-End Residential Sales All Brands Sales by Channel for Q3 2025 Trailing Twelve Months The company believes that a significant portion of retail sales also involve a designer. 16 Retailer Designer Other Builder

• In 2023, we rebranded Dixie Home as DH Floors and celebrated 20 years in the market. • Affordable Fashion: DH Floors provides well styled carpet and hard surface designs in the mid to high end residential market. • With a broad range of price points, DH Floors meets the needs of a wide range of consumers through the specialty retail channel. • During 2023, our new collection of beautiful carpet styles made with DuraSilk SD Pet Solutions polyester was well received by the market and became a key growth category. • In 2024, we are expanding our line of DuraSilk SD carpet styles with unique aesthetics and colorations. We are also launching new EnVision® Nylon and EnVision®SD Nylon styles. • Growth initiatives – DuraSilk SD Pet Solutions Polyester – TRUCOR® SPC and MFC Hybrid flooring – EnVision® Nylon – EnVisionSD® Pet Solutions 17

• Inspired by Design: leading high-end brand with reputation for innovative styling, design and color • High-end retail / designer driven, approximately 16% of sales directly involve a designer • The most versatile offering in the industy • Growth initiatives – TRUCOR® Prime WPC flooring – TRUCOR® Energy SPC flooring – TRUCOR® Tymbr high performance laminate flooring – 1866 by Masland high end wool and decorative carpet and rugs – EnVision Nylon – EnVisionSD Pet Solutions 15

• Quality without Compromise: beautiful, high end residential products, manufactured with the finest raw materials and an unwavering commitment to quality and attention to detail. • Designer focused, approximately 22% of sales directly involve a designer • Custom construction, pattern, and color capabilities. • Celebrating the Fabrica brand’s 50th Anniversary in 2024 • Growth initiatives – Fabrica Fine Wood Floors, a sophisticated collection of refined wood flooring – EnVision Nylon – Décor by Fabrica – high end wool and decorative carpet and rugs 16

Business Challenges • Invista sold Stainmaster brand to Lowes • Ultimately led to the loss of our business with Lowes – our largest mass merchant customer • We sold our commercial division to Mannington • Began a restructuring plan to right size our operations to the new sales volume 2021 • Our primary raw material supplier exited the business in an abrupt and abusive manner • We endured exorbitant price increases coupled with significant internal costs, disruptions in operations and delayed introductions of new product • We lost our business with our largest mass merchant retailer as a result of the sale of the Stainmaster brand and cost increases • Exorbitant increase in the freight costs for imported goods • Cost and operational disruptions as a result of our ongoing restructuring plan 2022 • Higher rates on mortgages and inflated housing prices have caused a decline in sales within the flooring industry • Decline in the volume of sales of existing homes - a primary driver for our business • Persistent inflation and other economic conditions have delayed interest cuts expected in 2024 2023 - 2025

Cost Reduction Plans 21 The Profit Improvement Plan for 2026 is estimated to be over $10 million. The majority of these year over year cost reductions have already been implemented during the fourth quarter of 2025 or previously. 2023 2024 2025 YTD September 2025 Forecast Total 2023 - 2025 Total Cost Reductions 35,646 10,294 10,032 12,969 58,909 Reductions in Raw Material Costs 8,574 3,866 3,371 4,121 16,561 Employee Headcount Reductions 13,434 195 1,080 1,474 15,103 Lower Expenses Related to Samples and Marketing 4,997 1,773 1,749 2,332 9,102 Operational Improvements 2,323 2,783 822 1,223 6,329 Lower Costs in Hard Surface Products 4,054 - 617 945 4,999 Other Cost Reductions 2,264 1,677 2,393 2,874 6,815

Looking Forward We anticipate strong sales driven by pent up demand when interest rates are reduced and the housing market recovers. Gross margins will continue to improve with full volume from extrusion operations and increased volume in the manufacturing plants. Selling and marketing expenses were elevated in previous years, driven by sales initiatives in hard surface, polyester and decorative product offerings. These expenses will return to normal levels to support product introductions and sample replenishment. 22